NET PROCEEDS ESCROW AGREEMENT

            NET PROCEEDS ESCROW AGREEMENT (this"Agreement"), dated this 18th day of June, 1998, by and among BMCA KEY ACQUISITION CORP., a Delaware corporation (the "Buyer"), on its own behalf and on behalf of the other Buyer Related Parties (as defined in the Asset Purchase Agreement referred to below) and LESLIE-LOCKE, INC., a Delaware corporation (the "Seller") and The Chase Manhattan Bank (the "Escrow Agent" and together with the Buyer and the Seller, the "Parties").

                              W I T N E S S E T H:

            WHEREAS, the Buyer and the Seller have entered into an Asset Purchase Agreement, dated May 26, 1998 (the "Asset Purchase Agreement"; capitalized terms used herein without definition having the respective meanings ascribed to them in the Asset Purchase Agreement), providing for the sale by the Seller to the Buyer of substantially all of the assets of the Seller;

            WHEREAS, pursuant to Sections 9.1(b) and (c) of the Asset Purchase Agreement, the Seller is obligated to indemnify the Buyer Related parties for certain losses incurred by the Buyer Related Parties;

            WHEREAS, pursuant to the terms of the Asset Purchase Agreement, the Seller is obligated to deposit the Net Proceeds with the Escrow Agent;

            WHEREAS, the Seller is willing to deposit the Net Proceeds and the Escrow Agent is willing to hold the Net Proceeds upon the terms and conditions specified herein; and

            WHEREAS, it is a condition precedent to the closing of the Asset Purchase Agreement that the Buyer and the Seller enter into this Agreement.

            NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Deposit into Escrow. On the date hereof, the Seller shall deposit $18,875,020, representing Seller's good faith estimate of the Net Proceeds (the "Initial Deposit") with the Escrow Agent by transferring funds to: The Chase Manhattan Bank, Escrow Exigency Account No. 967006242, Attention: Escrow Administration, ABA No. 021000021, Reference: Leslie-Locke (the "Account"). Within 5 Business Days after the release to the Seller of the balance, if any, held under the Second Escrow Agreement, the Seller shall calculate the amount of the Net Proceeds and furnish to the Buyer, with a copy to the Escrow Agent, its final calculation thereof (which calculation shall be in reasonable detail). The Seller shall calculate its good faith estimate of the Net Proceeds and the final amount of the Net Proceeds in accordance with the terms of the Asset Purchase Agreement. If the Net Proceeds as finally calculated is greater than the Initial Deposit, the Seller shall, simultaneously with the furnishing of its final calculation of the Net Proceeds, deposit in the Account an amount equal to the deficiency; if the Net Proceeds so calculated is less than the Initial Deposit, the Escrow Agent shall, within three (3) Business Days after its receipt of the Seller's calculation, pay to the Seller from the Initial Deposit the amount of the excess. The Initial Deposit, increased or reduced in accordance with the preceding sentence, and less any withdrawals or charges under Sections 2, 3 and 5 hereof, is referred to herein as the "Escrow Deposit." Notwithstanding anything herein to the contrary, in no event shall earnings on, or appreciation of, amounts from time to time held in the Account ("Earnings") or Excess Funds (as hereinafter defined) be deemed to be part of the Escrow Deposit. For the purpose of this Agreement, the term "Excess Funds" shall mean the amount, if any, by which (i) the balance of the Escrow Deposit, determined without regard to any Earnings held therein, exceeds (ii)(w) the Net Proceeds as finally determined in accordance with Section 1 hereof, reduced by (x) amounts distributed from the Escrow Fund pursuant to Section 3 hereof, (y) amounts distributed from the Escrow Fund to the Buyer Related Parties pursuant to
Section 2 hereof, and (z) amounts paid other than from the Escrow Deposit to the Buyer Related Parties by or on behalf of the Seller or the Parent in satisfaction of any obligation of the Seller or the Parent in respect of the Indemnification Provisions (as defined in Section 2.2 hereof). The amount referred to in clause (ii) of the preceding sentence is sometimes referred to herein as the "Deposit Balance".

            2. Release of Escrow Deposit.

            2.1 Release. (a) The Escrow Agent shall release the Escrow Deposit and deliver to the Seller such funds as remain of the Escrow Deposit on the earliest to occur of (i) the second anniversary of the date hereof; (ii) the date which is five (5) days after the date on which the Escrow Agent receives notice that the Deposit Balance equals zero (0); and (iii) without prejudice to the Seller's obligations under Section 7.1.13 of the Asset Purchase Agreement, the date which is five (5) days after the date on which the Escrow Agent receives notice that the Seller (or the Parent, if a merger of the Seller and the Parent shall occur) has become an entity registered pursuant to the Investment Company Act of 1940, as amended (the "Escrow Release Date"). Notwithstanding the foregoing, if the Escrow Release Date occurs by virtue of clause (i) or (ii) of the preceding sentence, and if the Buyer shall theretofore have delivered to the Escrow Agent a Notice of Claim under Section 2.2 which has not been resolved as of the Escrow Release Date pursuant to this Section 2, the Escrow Agent shall retain such portion of the Escrow Fund as is required by
Section 2.3 hereof, and shall distribute the balance to the Seller. If any amount is so retained by the Escrow Agent after the Escrow Release Date, and thereafter the events described in clause (iii) of the first sentence of this
Section 2.1 occur, then the Escrow Agent shall distribute to the Seller the balance of the Escrow Deposit held by the Escrow Agent on, or as soon as practicable after, the date such events occur.

                  (b) Notwithstanding any provision hereof to the contrary, any portion of the Escrow Fund required to be retained by the Escrow Agent pursuant to the terms hereof shall nevertheless at all times remain subject to distribution pursuant to Section 3 hereof, provided that after the Escrow Release Date, no such amount shall be subject to distribution pursuant to
Section 3(d) hereof.

            2.2 Release Upon Undisputed Claim. If the Buyer, in good faith, prepares and delivers to the Escrow Agent and to the Seller prior to the Escrow Release Date one or more notices (each a "Notice of Claim") (i) stating that the Buyer has determined that at the date thereof, it or another Buyer Related Party is, or is more likely than not to be, entitled to indemnification under Section 9.1(b) or (c) (and (e) to the extent applicable) of the Asset Purchase Agreement in accordance with the terms and conditions of Article IX of the Asset Purchase Agreement (collectively, the "Indemnification Provisions") and (ii) including a detailed description of the basis for, and the method of calculating, either (x) the amount to which the Buyer is entitled in respect thereof (the "Claim Amount"), or (y) the amount to which the Buyer in good faith determines it is more likely than not thereafter to be entitled, which amount cannot in good faith be determined definitively at the time of the notice (the "Contingent Claim Amount"), in either case under the Indemnification Provisions, the Escrow Agent shall in any such case retain the Claim Amount or Contingent Claim Amount, and shall pay such amount as provided in this section 2. If the Seller shall not, within 20 days after its receipt of a Notice of Claim specifying a Claim Amount (the expiration of such 20 day period being herein called the "Return Date"), have notified the Escrow Agent and the Buyer of Seller's intent to contest the merits or amount of such Notice of Claim (a "Notice of Objection"), the Escrow Agent shall, within five days after the Return Date, deliver to the Buyer from the Escrow Deposit the lesser of the Escrow Deposit and the Claim Amount. Any failure of the Seller to dispute, object or otherwise respond to any Notice of Claim specifying a Contingent Claim Amount shall not limit or affect the Seller's right to dispute or object to any Determination Notice (as defined in Section 2.4) with respect thereto. Notices of Claim specifying a Contingent Claim Amount shall be subject to Section 2.4 hereof.

            2.3 Distribution; Undetermined Claim. If, on the later of the Escrow Release Date and any Return Date, there is outstanding (a) a Notice of Claim (which was delivered prior to the Escrow Release Date) and a Notice of Objection responding to such Notice of Claim, or (b) a Notice of Claim (which was delivered prior to the Escrow Release Date) specifying a Contingent Claim Amount, the Escrow Agent shall retain that portion of the Escrow Deposit equal to the Claim Amount or the Contingent Claim Amount or both, as the case may be, subject (in each case to the extent applicable) to Sections 2.1(b), 2.4, 2.5 and
2.6 hereof, and shall distribute to the Seller the remaining portion, if any, of the Escrow Deposit. Any termination will not affect the Buyer's right to receive any amount from the Escrow Deposit to which the Buyer has become entitled on or prior to the Escrow Release Date.

            2.4 Subsequent Determination. Insofar as any Notice of Claim specifying a Contingent Claim Amount arises out of, is based upon or relates to a claim by any third party that the Buyer is liable for any Excluded Liability as successor to the Seller, such retention of the Contingent Claim Amount pursuant to Section 2.3 hereof shall, without limitation on the provisions of the Asset Purchase Agreement, be subject to the Buyer taking such action as the Seller may reasonably request in response to such claim, at the Seller's sole expense, including filing and diligently pursuing a motion to dismiss such claim. The Buyer shall promptly determine the actual amount of the indemnification payment to which it claims to be entitled in respect of any Notice of Claim specifying a Contingent Claim Amount (the "Deferred Claim Amount") and deliver to the Escrow Agent and the Seller a notice setting forth the Deferred Claim Amount, including a detailed description of the method of calculating such Deferred Claim Amount (the "Determination Notice"). Unless, within 15 days after the receipt of such Determination Notice (the expiration of such 15 day period being herein referred to as the "Deferred Return Date"), the Seller shall have delivered to the Escrow Agent and the Buyer a Notice of Objection contesting the merits or amount of such Determination Notice, the Escrow Agent shall, within 10 days after the Deferred Return Date, deliver to the Buyer from the Escrow Deposit the lesser of the Escrow Deposit and the Deferred Claim Amount. If the Buyer shall not deliver a Determination Notice with respect to any Contingent Claim Amount by the later of the Escrow Release Date and 180 days after the date the Buyer delivers a Payment Notice with respect to such Contingent Claim Amount, the parties shall promptly thereafter refer such matter to arbitration pursuant to Section 2.5 for a determination as to the appropriate portion of the Escrow Deposit to be retained in escrow, including, where applicable, after the Escrow Release Date, with respect to such Contingent Claim Amount (the "Estimate", it being understood that the determination of such Estimate shall be without prejudice to the Buyer's right to assert a claim under the Asset Purchase Agreement or the Guaranty for the actual amount of the Seller's liability under the Indemnification Provisions in respect of such Contingent Claim Amount in excess of such Estimate or to the Seller's right to the distribution in accordance herewith of the amount by which such Estimate exceeds the actual amount of the Seller's liability under the Indemnification Provisions in respect of such Contingent Claim Amount, and that in making such determination, the arbitrator or arbitrators shall not be bound or limited by, or precluded from applying, the "more likely than not" standard set forth in Section 2.2 hereof, but shall instead apply whatever standard such arbitrator or arbitrators deem is appropriate in determining the appropriate portion of the Escrow Deposit to be retained).

            2.5 Arbitration Regarding Contingent Claim Amounts. Arbitrations referred to in the last sentence of Section 2.4 hereof shall be referred to three arbitrators selected from the panel of arbitrators of the American Arbitration Association ("AAA"), one of whom shall be chosen by the Buyer, one of whom shall be chosen by the Seller and the third of whom shall be chosen by the two arbitrators so chosen. If either the Buyer or the Seller shall not have designated such an arbitrator within 20 days after submission by the AAA of the list of names of arbitrators selected from its panel, the arbitration shall be conducted by the arbitrator chosen by the other Party. Any such arbitration shall take place in the State, City and County of New York. The Seller and the Buyer shall expressly instruct the arbitrator or arbitrators to determine the appropriate amount of the Estimate, if any, referred to in Section 2.4 hereof in accordance with the Commercial Arbitration Rules of the AAA. Upon a "Final" (as hereinafter defined) determination of the Estimate pursuant to this section 2.5, the Buyer and the Seller shall promptly (and in any case within five Business
Days) notify the Escrow Agent in writing of such determination and the Escrow Agent shall retain such portion of the Contingent Claim Amount as does not exceed the Estimate so determined, and shall retain or distribute any balance of such Contingent Claim Amount in accordance with the terms of this Agreement. If the Buyer or the Seller shall fail or refuse promptly so to notify the Escrow Agent, the Seller or the Buyer, as the case may be, may so notify the Escrow Agent. All costs and expenses of arbitration under this section 2.5 shall be borne as determined by the arbitrator. For purposes hereof, an arbitor's award shall be "Final" upon the expiration of the 90-day period following the delivery of such award provided under New York Civil Practice Law and Rules
Section 7511 (or the time period under any applicable successor provision) for the making of an application to vacate or modify the award.

            2.6 Release Upon Resolution of Claim. If a Notice of Objection shall have been filed in respect of a Notice of Claim or Determination Notice, the Buyer and the Seller shall have 20 days from the date of receipt by the Buyer of such Notice of Objection, or such longer period as the Buyer and the Seller may agree upon, within which to resolve privately such Notice of Claim or Determination Notice. If the Buyer and the Seller are unable to reach a resolution within such time period, the Escrow Agent shall retain the Claim Amount or Contingent Claim Amount, as the case may be, and shall, unless otherwise provided in this Section 2 or in Section 3, distribute such amount only if directed to do so (i) by a written direction signed by the Buyer and the Seller or (ii) by a court of competent jurisdiction.

            2.7 Escrow Deposit Property of Seller; Exclusivity. The Escrow Deposit shall at all times be and remain the property of the Seller, unless and until the Buyer or any other Buyer Related Party shall become entitled to a distribution of any portion thereof in accordance with the Indemnification Provisions and the provisions of this Agreement. The Escrow Deposit shall constitute the sole and exclusive source for the satisfaction of claims of the Buyer Related Parties in respect of the Indemnification Provisions, other than in respect of (a) Excluded Liabilities, (b) Claims of Environmental Liability,
(c) Off-Site Claims of Environmental Liability and (d) Former Site Claims of Environmental Liability, in each case as and to the extent provided in Article IX of the Asset Purchase Agreement. The Buyer Related Parties shall in no event be entitled to duplicative payments for any claim under any of this Agreement, the Parent Guaranty and the Asset Purchase Agreement. Buyer, on behalf of itself and the other Buyer Related Parties, acknowledges and agrees that the Escrow Deposit shall only be available to satisfy claims of the Buyer Related Parties in respect of the Indemnification Provisions, and shall not be available to satisfy, any other obligation now or hereafter owed by the Seller or any other person or entity to the Buyer or any other Buyer Related Party, and the Buyer, on behalf of itself and the other Buyer Related Parties, hereby waives and agrees not to assert any other right with respect to, the Escrow Deposit except as expressly provided herein. Without limiting the generality of the foregoing, the Escrow Deposit shall not be available to satisfy any obligation or liability of the Seller or the Parent, however arising, including in respect of any indemnification obligation pursuant to the Asset Purchase Agreement other than the Indemnification Provisions.

            2.8 Notices to Escrow Agent. Any notice or other communication given by the Buyer, on the one hand, and the Seller, on the other, to the Escrow Agent shall be concurrently given to the Seller, on the one hand, and the Buyer, on the other. Any notice to the Escrow Agent shall indicate by what means such notice has been sent to the Buyer or the Seller, as the case may be. If applicable, such notice shall also indicate the Return Date.

            3. Permitted Payments. The Seller may at any time during the term of this Agreement, and in the Seller's sole discretion, direct the Escrow Agent to distribute from the Escrow Deposit to the Seller or any other designated recipient all or a portion of the Escrow Deposit for the express purpose of making a "Permitted Payment" (as hereinafter defined) of such amount (or the proceeds thereof). Any such direction must (i) be in writing, (ii) be - -- delivered to the Escrow Agent, with a copy to the Buyer, at least five (5) Business Days in advance of the distribution date stated therein, (iii) certify that the Seller intends to utilize the --- amount of the distribution to make a Permitted Payment and that such payment will be made within the time period stated in the direction (which shall not be more than five (5) Business Days after the distribution date), and (iv) specify the payee of the distribution (a "Withdrawal -- Notice"). The Escrow Agent shall distribute the amount specified in each Withdrawal Notice in accordance with the terms thereof. For the purpose hereof, a Permitted Payment shall mean any of the following:

                  (a) a withdrawal by the Seller of Excess Funds;

                  (b) the Seller's investment in, or purchase of (including by merger), a twenty-five percent (25%) or greater interest in the capital stock of or a group of assets constituting a business, or real estate, other than an interest in an Affiliate (including, for the purpose of this provision, a Non-Affiliate) of the Seller;

                  (c) the payment by Seller of any amount due to the Parent, provided that the aggregate amount of Permitted Payments prior to the Escrow Release Date pursuant to this clause (c) does not exceed $100,000 in the aggregate;

                  (d) the payment or discharge by the Seller of any claim,
            liability, expense, debt or other obligation of any nature whatsoever (each a "Liability") provided that the same arises out of, or is based upon, or is incurred in connection with, acts, omissions, events, circumstances, conditions or facts occurring, or states of facts existing, on or prior to the date hereof, including any amount in settlement or otherwise payable to a judgment creditor or claimant in litigation or arbitration, and any liability or expense of the Seller, the Parent or any Affiliate (including, for the purpose of this provision, a Non-Affiliate) of the Seller in connection with the Litigation and other litigation or arbitration pending or threatened or hereafter threatened or commenced against the Seller ("Litigation Expenses"), in each case whether or not presently matured or liquidated, and howsoever arising, including, without limitation, by contract or in tort or strict liability; provided, however, that the payment or discharge of a Liability to or on behalf of a person or entity that is an Affiliate (including, for the purpose of this provision, a Non-Affiliate) of the Seller or the Parent on the date hereof shall not constitute a Permitted Payment unless such payment is in payment or discharge of (A) any Liability in respect of which the Seller is jointly and severally liable with any Affiliate (including, for the purpose of this provision, a Non-Affiliate), (B) any Liability to an Affiliate (including, for the purpose of this provision, a Non-Affiliate) based upon a right of indemnity, contribution or subrogation against the Seller, (C) any Liability of an Affiliate (including, for the purpose of this provision, a Non-Affiliate) to a judgment creditor or claimant in litigation or arbitration (including a settlement payment) arising out of or in connection with the operations of the Seller, or (D) a Litigation Expense; provided further that no payment shall be permitted to be made pursuant to this clause (d) at any time prior to the Escrow Release Date to the extent that such payment would reduce the Escrow Deposit to less than $10,000,000;

                  (e) the Seller's payment to the Buyer of any payment due to
            Buyer pursuant to Section 4.2(e)(ii) of the Asset Purchase Agreement; or

                  (f) the payment or discharge by the Seller or the Parent of any Liability which arises out of or is based upon acts, omissions, events, circumstances, conditions or facts first occurring, or states of facts first existing, after the date hereof; provided that the aggregate amount of Permitted Payments prior to the Escrow Release Date under this clause (e) does not exceed $500,000 in the aggregate.

            4. Investment of the Escrow Deposit; Distribution of Earnings.

                  (a) The Escrow Agent shall invest the Escrow Deposit and reinvest any proceeds thereof arising from the maturity or sale thereof, other than Earnings, in any of the following, as directed by the Seller: (i) any evidence of indebtedness with a maturity of 180 days or less issued directly or fully guaranteed or insured by the United States of America or any agency or instrumentality thereof, provided that the full faith and credit of the United States is pledged in support thereof, (ii) certificates of deposit and bankers' acceptances with a maturity of 180 days or less of any commercial bank organized under the laws of the United States of America or any State thereof which has combined capital and surplus and undivided profits of not less than $100,000,000; (iii) commercial paper and loan participations with a maturity of 180 days or less issued by a corporation that is not an Affiliate (including, for the purpose of this provision, the Non-Affiliates) of Seller organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poors Corporation or at least P-1 by Moody's Investors Services, Inc. or at least an equivalent rating category of another nationally recognized securities rating agency; (iv) fully collateralized repurchase agreements, having terms of 180 days or less, for government obligations of the type specified in (i) above with a commercial bank or trust company meeting the requirements of (ii) above; (v) Chase Vista U.S. Government Money Market Fund or (vi) in the absence of investment instructions, Chase Vista U.S. Government Money Market Fund. The Escrow Agent will promptly, but not less frequently than monthly, pay to the Seller, subject to the following sentence, all Earnings on the Escrow Deposit. The Escrow Agent shall deduct from Earnings on the Escrow Deposit all commissions or other transaction expenses payable in connection with the investment of the Escrow Deposit. The Escrow Agent shall furnish to the Seller, with a copy to the Buyer, within fourteen (14) days after the end of each month during which any amount is held hereunder, a statement detailing the balance of the Escrow Deposit as of such month-end, investment transactions with respect to the Escrow Deposit during such month and the amount of Earnings on the Escrow Deposit during such month.

                  (b) The Escrow Agent shall have the right to liquidate any investments held, in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent in its capacity as escrow agent hereunder shall not have any liability for any loss sustained as a result of any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund or any earnings thereon.

            5. General Instructions. To induce the Escrow Agent to act hereunder, it is further agreed by the undersigned that:

                  (a) The Escrow Agent shall not be under any duty to give the Escrow Deposit (which term for purposes of this section 5 includes any Earnings on and investments of the amount deposited pursuant to section 1 hereof) held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Funds held hereunder shall be invested in accordance with section 4.

                  (b) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other Parties hereto except this Agreement.

                  (c) The Escrow Agent shall not be liable, except for its own bad faith, gross negligence or willful misconduct, as determined by a court of competent jurisdiction, and, except with respect to claims based upon such bad faith, gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the other Parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor to the Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its own bad faith, gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Deposit, or any loss of interest incident to any such delays. In the event that the Buyer or the Seller is required to indemnify and hold harmless the Escrow Agent pursuant to this section 5(c) or section 5(f), the Buyer or the Seller, as the case may be, shall have the right to seek contribution from the other Parties hereto (other than the Escrow Agent) for amounts paid or payable in respect of such indemnity to the extent permitted by law.

                  (d) The Escrow Agent shall be entitled to rely upon any order, judgment, award, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act or refrain from acting in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall have no duty to verify the propriety of any conditions imposed by this Agreement upon the Buyer, the Seller or the Buyer Related Parties.

                  (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in good faith in accordance with such advice.

                  (f) The Escrow Agent does not have any interest in the Escrow Deposit but is serving as escrow holder only and having only possession thereof. The Buyer and the Seller shall, jointly and severally, pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes (other than income taxes) relating to the Escrow Deposit incurred in connection herewith and shall, jointly and severally, indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. As between the Buyer and the Seller, the Seller shall be responsible for any transfer taxes or other taxes (other than income taxes) incurred in connection herewith. The Escrow Agent shall be entitled to charge against the Escrow Deposit any transfer taxes incurred in connection herewith.

                  (g) The Seller shall include in its taxable income currently the earnings on the Escrow Deposit, and the Escrow Agent shall make periodic distributions of earnings from the Escrow Deposit to the Seller upon written request of the Seller in such amounts certified by the Seller as being necessary for the Seller to pay all applicable income taxes, at the maximum applicable rate imposed on such earnings. The Escrow Agent shall file annually or otherwise as required by applicable law all required tax information reports or forms (or other tax returns that may be required by applicable law) reporting such earnings as being for the Seller's tax account. Any payments of income from the Escrow Deposit shall be subject to withholding regulations then in force with respect to United States taxes. The Seller will provide the Escrow Agent with appropriate W-9 forms for tax identification number certification. Each party hereto, except the Escrow Agent shall, in the notice section of this agreement provide the Escrow Agent with their Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned under the Escrow Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Deposit and is not responsible for any other reporting. This paragraph and paragraphs
(c) and (f) of this section 5 shall survive notwithstanding termination of this Agreement or the resignation of the Escrow Agent.

                  (h) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other documents or instrument held by or delivered to it.

                  (i) The Escrow Agent shall not be called upon to advise any Party as to the wisdom of selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                  (j) The Escrow Agent (and any successor to the Escrow Agent) may at any time resign as such by delivering the Escrow Deposit and all undistributed Earnings to any successor to the Escrow Agent jointly designated by the other Parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The Escrow Agent shall promptly deliver written notice of its resignation to the other Parties hereto. The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is 30 days after the date of delivery of its written notice of resignation to the other Parties hereto. If at that time the Escrow Agent has not received a designation of a successor to the Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safe-keep the Escrow Deposit and any undistributed Earnings until receipt of a designation of successor to the Escrow Agent or a joint written disposition instruction by the other parties hereto or a final order of a court of competent jurisdiction.

                  (k) In the event of any disagreement between the Buyer and the Seller resulting in adverse claims or demands being made in connection with the Escrow Deposit, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrow Deposit (or such part thereof as is the subject of such disagreement) until the Escrow Agent shall have received (i) a written agreement executed by the Buyer and the Seller acting jointly directing delivery of the Escrow Deposit or such part thereof or (ii) an order of a court of competent jurisdiction directing delivery of the Escrow Deposit or such part thereof.

                  (l) The Buyer hereby agrees to (i) pay the Escrow Agent reasonable compensation (as payment in full) for the services to be rendered hereunder, as described in Schedule 2 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees, incurred or made by it in connection with the preparation, execution, performance, delivery modification and termination of this Agreement.

                  (m) In the event funds transfer instructions are given (other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or person so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

                  (n) It is understood that the Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account number or similar identifying number provided by either of Seller or Buyer with respect to funds to be delivered pursuant to this Agreement to the party providing such information to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

            6. Choice of Law; Consent to Jurisdiction; Compliance with Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law rules of such state. The Buyer and the Seller hereby irrevocably submit to the jurisdiction of any New York State or Federal court sitting in the State, City and County of New York in any action or proceeding arising out of or relating to this Agreement, and the Parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Buyer, the Seller and the Escrow Agent hereby consent to and grant any such court jurisdiction over the persons of such Parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided herein below shall be valid and sufficient service thereof, provided service so made shall be deemed completed only upon actual receipt. Nothing contained in this Section 6 shall be deemed to affect the right of any party to serve process in any other manner that may be permitted under applicable law.

            7. Successors and Assigns.

                  (a) This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns, and shall not be enforceable by or inure to the benefit of any third party. No Party may assign any of its rights or obligations under this Agreement without the written consent of the other Parties; provided, however, that the Seller and the Parent shall be free to merge with or into one another at any time, provided that the surviving corporation of such merger shall thereafter succeed to and be responsible for all obligations and rights of the Seller hereunder.

                  (b) Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Escrow Agent in its individual capacity may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

            8. Amendments; Entire Agreement. This Agreement may only be modified by a writing signed by all of the Parties hereto, and no waiver hereunder shall be effective unless in a writing signed by the party to be charged. This Agreement constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties related to the subject matter hereof.

            9. Notices. All notices, deliveries or other communications required or permitted hereunder shall be in writing and shall be deemed received (a) upon delivery when sent by courier, (b) one Business Day after being sent by facsimile transmission if such transmission is concurrently confirmed by first-class registered or certified mail, return receipt requested, postage prepaid, and (c) three days after being mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, and in any case, addressed as follows:

                  if to the Buyer, to:

                  BMCA Key Acquisition Corp.
                  1361 Alps Road
                  Wayne, NJ 07470
                  Telecopy:
                  Attention: President

                  and to:

                  BMCA Key Acquisition Corp.
                  1361 Alps Road
                  Wayne, NJ 07470
                  Telecopy:
                  Attention: General Counsel

                  with a copy (which shall not constitute notice) to:

                  Friedman, Kaplan & Seiler LLP
                  875 Third Avenue
                  New York, NY 10022
                  Telecopy: (212) 355-6401
                  Attention: Timothy J. Clark, Esq.

                  if to the Seller to:

                  Leslie-Locke, Inc.
                  c/o Leslie Building Products, Inc.
                  200 Mamaroneck Avenue
                  White Plains, NY 10601
                  Telecopy:
                  Attention: President

                  with a copy (which shall not constitute notice) to:

                  Gilbert, Segall and Young LLP
                  430 Park Avenue
                  New York, NY 10022
                  Telecopy: (212) 644-4051
                  Attention: Harvey F. Milman, Esq.

                  and, if to the Escrow Agent, to:

                  The Chase Manhattan Bank
                  450 West 33rd Street
                  New York, NY 10001
                  Telecopy: (212) 946-8156
                  Attention: Escrow Administration, 15th Floor

provided, however, notice to the Escrow Agent shall not be deemed given until such notice is actually received by the Escrow Agent at the Escrow Agent's address given above.

            10. Authorization to use a Central Securities Depository. The other Parties hereto authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including but not limited to the Depository Trust Company and the Federal Reserve Bank Entry System.

            11. Execution. Execution of this Agreement by the Escrow Agent will constitute its acceptance of the terms hereof and will acknowledge its receipt of the Escrow Deposit.

            12. Counterparts. This Agreement may be in one or more counterparts, each of which shall be an original, and all of which, when taken together, constitute one and the same instrument.

            IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                 BMCA KEY ACQUISITION CORP. on its Own
                                 Behalf and on Behalf of the Other Buyer Related Parties


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                                 LESLIE-LOCKE, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                                 THE CHASE MANHATTAN BANK


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                                   SCHEDULE 1

Six and one-quarter (6.25) basis points of the highest value of collateral held on deposit per annum or any part thereof subject to a minimum of $5,000 per annum or any part thereof without proration for partial years, (includes investment in a Chase Manhattan Bank Money Market Account or The Chase Manhattan Bank Mutual Fund known as the Chase Vista Fund).

                                   SCHEDULE 2

                     Telephone Number(s) for Call-Backs and
           Person(s) Designated to Confirm Funds Transfer Instructions

If to the Seller:

      Name                                        Telephone Number
      ----                                        ----------------

1. Fredric M. Zinn, CFO                           (914) 421-2545
   -----------------------------------------      ------------------------------

2.
   -----------------------------------------      ------------------------------

3.
   -----------------------------------------      ------------------------------

If to the Buyer:

1. Stephen R. Olsen, V.P.                         (973) 628-3714
   -----------------------------------------      ------------------------------

2.
   -----------------------------------------      ------------------------------

3.
   -----------------------------------------      ------------------------------

Telephone call-backs shall be made to each of the Seller and the Buyer if joint instructions are required pursuant to the Agreement.